UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2022

TRECORA RESOURCES

(Exact name of registrant as specified in its charter)

Delaware	1-33926	75-1256622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190

Sugar Land, Texas, 77478

(Address of principal executive offices, including Zip Code)

(281) 980-5522

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	TREC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Amendment to Agreement and Plan of Merger

On May 11, 2022, Trecora Resources, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Balmoral Swan Parent, Inc., a Delaware corporation (“Parent”), which is controlled by funds managed by affiliates of Balmoral Funds, LLC, and Balmoral Swan MergerSub, Inc., a Delaware corporation and a wholly owned, direct subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will conduct a cash tender offer to acquire any and all of the issued and outstanding shares of the common stock, par value $0.10 per share, of the Company, at a price per share of $9.81, in cash, net to the holder thereof, without interest and subject to applicable withholding. A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to Trecora Resource’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2022 and is incorporated by reference herein.

On May 25, 2022, the Company, entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) with Parent and Merger Sub, under which the foregoing parties agreed to, among other things, and subject to the terms thereof, amend certain provisions of the Merger Agreement to remove the closing condition that any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, shall have expired or been terminated, and to make certain other ministerial changes to the Merger Agreement, in each case as more fully set forth in the Amendment. A copy of the Amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Amendment to Agreement and Plan of Merger, dated as of May 25, 2022, by and among Trecora Resources, Balmoral Swan Parent, Inc., and Balmoral Swan MergerSub, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2022

TRECORA RESOURCES

By:	/s/ Patrick D. Quarles
Name:	Patrick D. Quarles
Title:	Chief Executive Officer

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